UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):
August 23, 2019 (August 22, 2019)

Tractor Supply Company
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-23314	13-3139732
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5401 Virginia Way, Brentwood, Tennessee 37027
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code:
(615) 440-4000

Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[☐]Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[☐] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[☐] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[☐] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 ((§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [☐]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [☐]

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.008 par value	TSCO	NASDAQ Global Select Market

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 22, 2019, Tractor Supply Company (the “Company”) entered into a Second Amended and Restated Employment Agreement (the “Agreement”) with its Chief Executive Officer, Gregory A. Sandfort, amending and restating in its entirety the First Amended and Restated Employment Agreement dated March 17, 2015 (the “Prior Agreement”). The Agreement includes the following changes from the Prior Agreement:

•	extends the term of Mr. Sandfort’s employment to December 31, 2020, unless earlier terminated as set forth in the Agreement.

•
provides that Mr. Sandfort may retire during the term of the Agreement and be entitled to the retirement benefits set forth in the Prior Agreement if the Board of Directors and Mr. Sandfort agree on the terms of a mutually satisfactory and customary transition plan for Mr. Sandfort’s position including the timing of his retirement and Mr. Sandfort’s compliance with the terms of the transition plan in all material respects.

•
provides that any performance-based restricted stock units or performance share units will vest in accordance with the applicable award agreement in the event that Mr. Sandfort’s employment is terminated as a result of his death, disability or Retirement, or as a result of his termination without Cause or for Good Reason (each as defined in the Agreement).

The foregoing summary description of the Agreement is not intended to be complete and is qualified in its entirety by the complete text of the Agreement filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

The Company also announced that Steve K. Barbarick, President and Chief Operating Officer, has resigned effective today, August 23, 2019.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

10.1	Second Amended and Restated Employment Agreement, dated August 22, 2019, by and between Tractor Supply Company and Gregory A. Sandfort.

99.1      Press Release of Tractor Supply Company dated August 23, 2019.

104 The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Tractor Supply Company

August 23, 2019	By:	/s/ Kurt D. Barton
Name: Kurt D. Barton
Title: Executive Vice President - Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Second Amended and Restated Employment Agreement, dated August 22, 2019, by and between Tractor Supply Company and Gregory A. Sandfort
99.1	Press Release dated August 23, 2019